Goodwill and intangible assets	12 Months Ended
Dec. 31, 2021
Intangible assets and goodwill [abstract]
Goodwill and intangible assets	Goodwill and intangible assets
Accounting for goodwill and intangible assets
Goodwill
The carrying value of goodwill is determined in accordance with IFRS 3 Business Combinations and IAS 36 Impairment of Assets.
Goodwill arising on the acquisition of subsidiaries represents the excess of the fair value of the purchase consideration over the fair value of the Group’s share of the assets acquired and the liabilities and contingent liabilities assumed on the date of the acquisition.
Goodwill is reviewed annually for impairment, or more frequently when there are indications that impairment may have occurred. The test involves comparing the carrying value of a cash generating unit (CGU) including goodwill with the present value of the pre-tax cash flows, discounted at a rate of interest that reflects the inherent risks, of the CGU to which the goodwill relates, or the CGU's fair value if this is higher.
Intangible assets
Intangible assets other than goodwill are accounted for in accordance with IAS 38 Intangible Assets.
Intangible assets are initially recognised when they are separable or arise from contractual or other legal rights, the cost can be measured reliably and, in the case of intangible assets not acquired in a business combination, where it is probable that future economic benefits attributable to the assets will flow from their use.
For internally generated intangible assets, only costs incurred during the development phase are capitalised. Expenditure in the research phase is expensed when it is incurred.
Intangible assets are stated at cost (which is, in the case of assets acquired in a business combination, the acquisition date fair value) less accumulated amortisation and impairment, if any, and are amortised over their useful lives in a manner that reflects the pattern to which they contribute to future cash flows, generally using the amortisation periods set out below:

Annual rates in calculating amortisation	Amortisation period
Goodwill	Not amortised
Internally generated software[a]	12 months to 6 years
Other software	12 months to 6 years
Customer lists	12 months to 25 years
Licences and other	12 months to 25 years
Note
a    Exceptions to the above rate relate to useful lives of certain core banking platforms that are assessed individually and, if appropriate, amortised over longer periods ranging from 10 to 15 years.

Intangible assets are reviewed for impairment when there are indications that impairment may have occurred. Intangible assets not yet available for use are reviewed annually for impairment.

		Intangible assets
	Goodwill	Internally generated software	Other software	Customer lists	Licences and other	Total
	£m	£m	£m	£m	£m	£m
2021
Cost
As at 1 January 2021	4,716	7,247	639	1,419	490	14,511
Additions and disposals	—	(52)	(9)	(5)	404	338
Exchange and other movements	2	(15)	(4)	17	14	14
As at 31 December 2021	4,718	7,180	626	1,431	908	14,863
Accumulated amortisation and impairment
As at 1 January 2021	(825)	(3,779)	(328)	(1,252)	(379)	(6,563)
Disposals	—	894	15	5	3	917
Amortisation charge	—	(867)	(51)	(36)	(44)	(998)
Impairment charge	—	(127)	—	—	—	(127)
Exchange and other movements	—	(5)	—	(17)	(9)	(31)
As at 31 December 2021	(825)	(3,884)	(364)	(1,300)	(429)	(6,802)
Net book value	3,893	3,296	262	131	479	8,061
2020
Cost
As at 1 January 2020	4,760	6,643	505	1,465	489	13,862
Additions and disposals	(37)	646	131	—	22	762
Exchange and other movements	(7)	(42)	3	(46)	(21)	(113)
As at 31 December 2020	4,716	7,247	639	1,419	490	14,511
Accumulated amortisation and impairment
As at 1 January 2020	(861)	(2,989)	(279)	(1,250)	(364)	(5,743)
Disposals	37	97	10	—	3	147
Amortisation charge	—	(771)	(51)	(43)	(33)	(898)
Impairment charge	—	(147)	(6)	—	—	(153)
Exchange and other movements	(1)	31	(2)	41	15	84
As at 31 December 2020	(825)	(3,779)	(328)	(1,252)	(379)	(6,563)
Net book value	3,891	3,468	311	167	111	7,948

Goodwill
Goodwill and Intangible assets are allocated to business operations according to business segments as follows:

	2021			2020
	Goodwill	Intangibles	Total	Goodwill	Intangibles	Total
	£m	£m	£m	£m	£m	£m
Barclays UK	3,560	1,233	4,793	3,560	1,618	5,178
Barclays International	291	2,930	3,221	289	2,435	2,724
Head Office	42	5	47	42	4	46
Total	3,893	4,168	8,061	3,891	4,057	7,948
Critical accounting estimates and judgements
Goodwill
Testing goodwill for impairment involves a significant amount of judgement. Goodwill is allocated to CGUs for the purpose of impairment testing. The review of goodwill for impairment involves calculating a value in use (VIU) valuation which is compared to the carrying value of a CGU associated with the goodwill to determine whether any impairment has occurred. This includes the identification of independent CGUs across the organisation and the allocation of goodwill to those CGUs.
The calculation of a value in use contains a high degree of uncertainty in estimating the future cash flows and the rates used to discount them. Key judgements include determining the carrying value of the CGU, the cash flows and discount rates used in the calculation.
▪The cash flow forecasts used by management involve judgement and are based upon a view of the future prospects of the business and market conditions at the point in time the assessment is prepared. The estimation of pre-tax cash flows is sensitive to the periods for which detailed forecasts are available and to assumptions regarding long-term sustainable cash flows.
▪The discount rates applied to the future cash flows also involve judgement as they can have a significant impact on the valuation. The discount rates used are compared to market participants to ensure that they are appropriate and based on an estimated cost of equity for each CGU.
▪The choice of a terminal growth rate used to determine the present value of the future cash flows of the CGUs is also a judgement that can impact the outcome of the assessment. The terminal growth rate and discount rates used may vary due to external market rates and economic conditions that are beyond management’s control.
Further details of some of the key judgements are set out below.
2021 impairment review
The 2021 impairment review was performed during Q4 2021 . In comparison to the prior year, the macroeconomic outlook has improved, with expectations of increased interest rates. However, unsecured balances are lower, reflecting reduced borrowing and higher repayments by customers. These factors impact favourably and adversely on the operating environments of the CGUs. A detailed assessment has been performed, with the approach and results of this analysis set out below.
Determining the carrying value of CGUs
The carrying value for each CGU is the sum of the tangible equity, goodwill and intangible asset balances associated with that CGU.
The Group manages the assets and liabilities of its CGUs with reference to the tangible equity of the respective businesses. That tangible equity is derived from the level of risk weighted assets (RWAs) and capital required to be deployed in the CGU and therefore reflects its relative risk, as well as the level of capital that management consider a market participant would be required to hold and retain to support business growth.
The goodwill held across the Group has been allocated to the CGU where it originated, based upon historical records. The intangible asset balances are allocated to the CGUs based upon their expected usage of these assets.
Cash flows
The five-year cash flows used in the calculation are based on the formally agreed medium term plans approved by the Board. These are prepared using macroeconomic assumptions which management consider reasonable and supportable, and reflect business agreed initiatives for the forecast period. The macroeconomic assumptions underpinning the medium term plan were determined in August 2021 and management has considered whether there are subsequent significant changes in those assumptions which would adversely impact the results of the impairment review.
As required by IAS 36, all estimates of future cash flows exclude cash inflows or outflows that are expected to arise from restructuring initiatives where a constructive obligation to carry out the plan does not yet exist.
In line with prior year treatment, the Education, Social Housing and Local Authority (ESHLA) portfolio has been excluded from the Business Banking CGU cash flows. This is a legacy loan portfolio which was previously within the Non-Core bank and was not part of the business to which the goodwill relates. As such, the cash flows relating to this portfolio have been excluded from the Business Banking VIU calculation.
The Personal Banking CGU cash flows reflect increases in the yield curve observed during the course of 2021 and have not been extended to a sixth year. The 2020 impairment review used a sixth year to reflect an observed 15bp inflexion point in the yield curve which was beyond the period of the medium term plan.
Discount rates
IAS 36 requires that the discount rate used in a value in use calculation reflects the pre-tax rate an investor would require if they were to choose an investment that would generate similar cash flows to those that the entity expects to generate from the asset. In determining the discount rate, management have identified the cost of equity associated with market participants that closely resemble the Group's CGUs and adjusted them for tax to arrive at the pre-tax equivalent rate. A range of discount rates have been used across the CGUs ranging from 12.5% to 15.1% (2020: 12.0% to 16.3%).
Terminal growth rate
The terminal growth rate is used to estimate the effect of projecting cash flows to the end of an asset’s useful economic life. It is management’s judgement that the cash flows associated with the CGUs will grow in line with the major economies in which the Group operates. Inflation rates are used as an approximation of future growth rates and form the basis of the terminal growth rates applied. The terminal growth rate used is 2.0% (2020:2.0%).
Outcome of goodwill and intangibles review
The Personal Banking and Business Banking retail banking CGUs carry the majority of the Group’s goodwill balance, predominantly as a consequence of the Woolwich acquisition. The goodwill within Personal Banking was £2,752m (2020: £2,752m), of which £2,501m (2020: £2,501m) was attributable to Woolwich, and within Business Banking was £629m (2020: £629m), fully attributable to Woolwich. The recoverable amount for both Personal Banking and Business Banking have increased in comparison to the 2020 impairment review, reflective of improvements in the interest rate and macroeconomic outlook.
The largest portion of the Group’s intangible assets sit within the Cards and Payments CGU, with an allocation of £1,351m (2020: £1,096m). The extent to which the recoverable amount of the Cards and Payments CGU exceeds its carrying value has reduced in comparison to the 2020 impairment review as a result of investment in new intangible assets and a reduction in card balances, reflecting reduced borrowing and higher repayments by customers.
Based on management’s plans and assumptions the value in use exceeds the carrying value of the CGUs and no impairment has been indicated.
The outcome of the impairment review for Personal Banking, Business Banking and Cards and Payments are set out below:

Cash generating unit	Tangible equity	Goodwill	Intangibles	Carrying value	Value in use	Value in use exceeding carrying value	Value in use exceeding carrying value 2020
	£m	£m	£m	£m	£m	£m	£m
Personal Banking	5,194	2,752	997	8,943	10,432	1,489	123
Business Banking	1,459	629	169	2,257	5,880	3,623	740
Cards and Payments	2,946	195	1,351	4,492	5,517	1,025	1,360
Total	9,599	3,576	2,517	15,692	21,829	6,137	2,223
Sensitivity of key judgements
The CGUs are sensitive to possible adverse changes in the key assumptions that support the recoverable amount:
Cash flows: The medium term plans used to determine the cash flows used in the VIU calculation rely on macroeconomic forecasts, including interest rates, GDP and unemployment, and forecast levels of market and client activity. Interest rate assumptions impact planned cash flows from both customer income and structural hedge contributions and therefore cash flow expectations are highly sensitive to movements in the yield curve. The cash flows also contain assumptions with regards to the prudential and financial conduct regulatory environment which may be subject to change. Given the current level of economic uncertainty, a 10% reduction in cash flows has been provided to show the sensitivity of the outcome to a change in these key assumptions.
Discount rate: The discount rate should reflect the market risk-free rate adjusted for the inherent risks of the business it is applied to. Management have identified discount rates for comparable businesses and consider these to be a reasonable estimate of a suitable market rate for the profile of the business unit being tested. The risk that these discount rates may not be appropriate is quantified below and shows the impact of a 100 bps change in the discount rate.
Terminal growth rate: The terminal growth rate is used to estimate the cash flows into perpetuity based on the expected longevity of the CGUs' businesses. The terminal growth rate is sensitive to uncertainties in the macroeconomic environment. The risk that using inflation data may not be appropriate for its determination is quantified below and shows the impact of 100 bps change in the terminal growth rate.
Allocated capital rate: Tangible equity is allocated based on the level of risk weighted assets (RWAs) and capital required to be deployed in the CGU which is dependent on the relative risk of businesses. The capital ratio used in determining the level of tangible equity allocated to the CGU and its capital cash flows could move over time. The impact of a 50bps increase in capital ratio is quantified below.
The sensitivity of the value in use to key judgements in the calculations is set out below:

Cash generating unit	Carrying value	Value in use	Value in use exceeding carrying value	Discount rate	Terminal growth rate	Reduction in headroom				Change required to reduce headroom to zero
						100 bps increase in the discount rate	100 bps decrease in terminal growth rate	50 bps increase to allocated capital rate	10% reduction in forecasted cash flows	Discount rate	Terminal growth rate	Allocated capital rate	Cashflows
	£m	£m	£m	%	%	£m	£m	£m	£m	%	%	%	%
Personal Banking	8,943	10,432	1,489	14.2	2.0	(946)	(655)	(291)	(1,219)	1.7	(2.6)	2.6	(12.2)
Cards and Payments	4,492	5,517	1,025	14.7	2.0	(597)	(433)	(227)	(774)	1.8	(2.7)	2.3	(13.3)
Total	13,435	15,949	2,514